UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

FORM 8-K
------------------------------------------------------------------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 19, 2008
------------------------------------------------------------------------

CHDT CORPORATION
------------------------------------------------------------------------
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
------------------------------------------------------------------------
(Address of principal executive offices)

(954) 252-3440
------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

2.02     Results of Operations and Financial Condition.  On May 19, 2008, CHDT Corporation, a Florida corporation, (“CHDT”) issued a pres release reporting sales results to date in the Second Quarter for Fiscal Year 2008 for Capstone Industries, Inc.’s  STP® Products and auto accessory products.  A copy of the press release is attached hereto as Exhibit 99.1.  Capstone Industries, Inc. is a wholly owned subsidiary of CHDT.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	May 19, 2008 Press Release issued by CHDT Corporation reporting sales results to date for STP® Products and auto accessory products.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHDT CORPORATION

Date: May 19, 2008

/s/ Gerry McClinton
Name: Gerry McClinton, Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	May 19, 2008 Press Release issued by CHDT Corporation reporting sales results to date for STP® Products and auto accessory products.